THE SWISS HELVETIA FUND, INC.

Directors and Officers

Samuel B. Witt III, Esq.

Chairman (Non-executive)

Jean-Marc Boillat

Director

Paul R. Brenner, Esq.[1]

Director

Alexandre de Takacsy

President

Director

Claude Frey

Director

Claus Helbig

Director

R. Clark Hooper[2]

Director

Paul Hottinguer

Director

Michael Kraynak, Jr.[2]

Director

Didier Pineau-Valencienne[2,3]

Director

Stephen K. West, Esq.[2,4]

Director

Eric R. Gabus

Director Emeritus

Baron Hottinger

Director Emeritus

Rudolf Millisits

Chief Executive Officer

Chief Financial Officer

Senior Vice President

Philippe R. Comby,

CFA, FRM

Vice President

Edward J. Veilleux

Vice President

Secretary

Glen Fougere

Assistant Treasurer

Patrick J. Keniston.

Chief Compliance Officer

[1] Audit Committee Chairman [2] Audit Committee Member	[3] Governance/Nominating Committee Chairman [4] Pricing Committee Chairman

Investment Advisor

Hottinger Capital Corp.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

(212) 332-7930

Administrator

Citi Fund Services Ohio, Inc.

Custodian

Citibank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Hottinger Capital Corp., which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe’s oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in the Bahamas, Basel, Geneva, London, Lugano, Luxembourg, New York, Sion, Toronto, Vienna and Zurich.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

1-888-SWISS-00 (1-888-794-7700)

(212) 332-2760

For inquiries and reports:

1-888-SWISS-00 (1-888-794-7700)

Fax: (212) 332-7931

email: swz@swz.com

Website Address

www.swz.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday Edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders

Market Review

The year’s first quarter began poorly in the developed markets. Financial companies continued to be under pressure due to concerns about capital adequacy and lack of transparency. Fear of the systemic collapse of banks and insurance companies persisted despite government intervention. While, admittedly, in the context of very low liquidity, market prices for fixed income assets fell to levels that appeared to indicate that the majority of U.S. banks, as well as some large European institutions, could be insolvent. Investors who had become skeptical of balance sheets began to focus on the ratio of assets to tangible equity as a measure of risk. The valuation of stocks in the banking and insurance sectors fell to a steep discount to book value.

Equity markets rebounded mid-March for one of the largest rallies since 1933. In retrospect, this rally seemed to be the result of a slower rate of decline in economic activity coupled with a visible thawing of the credit markets. The Chinese economy also seemed to stabilize and global trade volume experienced a slight increase. Investors started to warm up to shares of financial companies, as changes in accounting standards for mark-to-market pricing, which would allow illiquid securities to be evaluated on internal discounted cash flow models, were discussed. Insurance companies and banks also were allowed to reclassify assets so that those assets would be subject to accrual, rather than fair value, accounting. Concurrently, UK and U.S. central banks announced additional efforts, such as the purchase of new government securities, issued by treasury departments to finance stimulus programs.

Finally, the U.S. government unveiled the Public Private Investment Program (PPIP), a plan to support prices for bank toxic assets. This plan allows private investors to leverage the equity they co-invest with the government to buy so-called toxic legacy assets from banks. The plan includes a U.S. government guarantee of the debt issued by investors who participate in the plan. While, ironically, the PPIP replicates the leverage model that brought the banking systems in developed countries to their knees, in the short to medium term it should allow banks to maintain toxic assets at relatively high prices (potentially artificially high prices should the economy fail to recover).

These initiatives broke the market’s prevailing negative psychology. As a result, investors, who had been waiting for indications of such inflexion points in the global economy, began to increase their exposure to the stock market.

Swiss Economic Notes

The policy mandate of the Swiss National Bank (SNB) is to ensure price stability, while taking economic developments into account. Given the deterioration of the Swiss economy and the risk of deflation over the next three years, the SNB decided to “forcefully” relax monetary conditions. In its March 12, 2009 monetary policy assessment the SNB announced it would lower the target range for the three-month London Interbank Offer Rate (LIBOR) by 0.25% to a range of

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

0-0.75% (a reduction from the prior LIBOR target range of 0-1.00%). It further announced for the first time that it would act to prevent any further appreciation of the Swiss franc against the euro. The SNB adopted the policy of quantitative easing similar to the ones adopted by the Bank of England and the U.S. Federal Reserve Board. This policy does not directly target interest rates as a primary tool for monetary easing. With rates close to zero, the policy employs a number of tools to avoid the economy going into a liquidity trap where investors keep assets in cash despite returns close to zero. The tools used by the SNB included an increase in repurchase agreements for longer terms; the outright purchase of Swiss franc bonds issued by private sector borrowers; and the purchase of foreign currencies on the foreign exchange markets. Following the SNB announcement, the Swiss franc fell more than 3% against the euro. The SNB also announced it would continue one-week foreign exchange swaps with central banks through April. This deliberate effort to weaken the Swiss franc will most likely have limited effect. With other countries following the same policy, it is likely that investors will witness a race to the bottom in the currency markets. Global competitive devaluation is a risk that must be monitored if the economic situation continues to deteriorate.

The broad measure of monetary aggregates has not expanded as yet. The impact of the SNB’s near doubling of the monetary base over the last year has been largely offset by weakness in both the creation of credit by commercial banks and the demand for credit by economic agents.

The economic deterioration of Switzerland’s trading partners has, as expected, pushed Switzerland into a recession. The 0.3% decline in gross domestic product (GDP) in the fourth quarter of 2008 implied an annual decrease of 1.02%. The primary cause for the decrease was a significant decline in both exports and in investments in equipment. Private consumption was insufficient to lead to positive growth. The strong increases in inventories will potentially have a negative effect on future output when businesses adjust to new demand conditions. Additional negative indicators included a decline in consumer confidence, an increase in the unemployment rate from 2.8% in December to 3.3% in March and historic lows in leading economic indicators. After reaching a low point of 1.95% in mid-February, the yield on the 10-year government bond finished the quarter flat at 2.0%.

In mid-February, the SNB began to finance its loan to the stabilization fund set up for UBS by issuing debt certificates denominated in U.S. dollars with terms under one year. The SNB also announced that it will be acquiring UBS assets amounting to $39.1 billion, considerably below the originally planned $60 billion. The Swiss franc spread between the three-month LIBOR and the corresponding UBS overnight swap decreased from a high of 174 basis points in November 2008 to 30 basis points at end of March 2009,

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

confirming stabilization in the bank’s funding market as a result of the SNB intervention.

On the inflation front, the consumer price index reached negative territory in the first quarter of 2009, with -0.4% decline from the fourth quarter of 2008. The main causes were weak oil prices and the appreciation of the Swiss franc from July (when inflation was at 3.1%). The SNB forecasts deflation of 0.5% for 2009 and, for 2010 and 2011, it anticipates that inflation will be close to zero. The SNB also revised its GDP forecast downward for the year from a range of -0.5% to -1.0% to a range of -2.5% to -3.0%.

Swiss Banking Secrecy

In February, UBS entered into a deferred prosecution agreement with the U.S. Department of Justice and the Securities and Exchange Commission in relation to its crossborder business (offshore wealth management). However UBS is still fighting the enforcement of an IRS “John Doe” summons which also involved the Swiss government. This triggered another round of international pressure to abolish Swiss banking secrecy as the U.S. and Europe seek to enhance tax revenues. Sensitive to threats from the Organization for Economic Cooperation and Development (OECD) to put Switzerland on the “black list” of uncooperative tax havens, the Swiss government adopted the definition of “tax evasion” used by the 30 OECD member nations. In doing so, it ended its distinction between tax fraud and tax evasion. The new definition will apply to countries with whom Switzer-

land has information-sharing treaties in pursuing tax evasion. Countries that possess names of clients suspected of tax evasion can ask Switzerland for assistance. This arrangement, however, does not comprehend an automatic exchange of information and it is not retroactive. The adherence to OECD guidelines will be implemented by renegotiating existing bilateral tax agreements, a process that could last up to three years as democratic processes take time in Switzerland.

For its part, Switzerland wants to renegotiate its existing agreement with the European Union on withholding tax on interest income. While clearly not a positive development for Swiss private banking, the situation is not completely adverse either. Over the past few years, large banks, such as UBS and Credit Suisse, have invested heavily in on-shore operations not only to benefit from the wealth creation in these countries, but also to offset potential capital outflows from Switzerland caused by tax amnesties or the weakening of bank secrecy. Most of the net new money inflows to these banks over the last 5 to 10 years have been from these efforts. For mid-sized asset managers, such as Julius Baer, the situation is more difficult. They will need more investment in client servicing infrastructure outside of Switzerland in order to protect their franchise, which could pressure their margins. While some capital outflows from Switzerland are expected, it is plausible that a large part of the assets, once declared to the tax authorities of the country of origin,

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

would remain in Switzerland both because of quality of service and because of fear that the assets could be seized by the same tax authorities at some point in the future. The reaction of France and Germany to the Swiss proposals has been relatively muted. It remains to be seen if they will be satisfied by the steps taken.

Switzerland should nevertheless keep its competitive advantage as a destination for corporations for other reasons, including its very low tax rate and their flexibility in negotiations with local authorities. Recently, several American companies re-incorporated in Switzerland looking for a more stable tax environment. Among them were Transocean (RIG), Foster Wheeler (FWLT) and Noble Drilling (NE).

Controversy concerning very low effective tax rates applied to pure holding companies has resulted in pressure from the European Union on the Swiss tax regime. These companies are exempt from income tax, but they pay a capital tax on their equity.

Sector Review

Healthcare

The Pharmaceutical sector did demonstrate a relative defensive characteristic for the first quarter of 2009. The 8.9% decline in the MSCI Healthcare Index still was better than the 12.1% drop in the MSCI World Index. On-going discussions on the reform of the healthcare system seem to be the main source of investor worry. Although both Republicans and Democrats in the U.S. acknowledge the need for some kind of reform to provide better access to medical care, there is no consensus on how this will be achieved. A proposal by Democrats to allow generic drug makers to manufacture cheaper versions of biologic drugs was the primary cause of a 12.0% drop in the Nasdaq Biotech Index in February. However, the legislative path for the approval of bio-generics in the U.S. is still not clear and the profitability of these markets remains uncertain for the time being.

While quarterly financial results were mostly in line with analysts’ expectations, profits continued to be offset by currency exchange losses and guidances that were given were within a wide range. Roche’s performance, however, contrasted with the sector’s performance. The stock outperformed the Swiss Performance Index (SPI) by 7% in the quarter. The announcement that the company reached an agreement to acquire all of the remaining outstanding shares of Genentech at a price of $95 per share was perceived as positive by the market. (After the close of the quarter, however, disappointing clinical results on Avastin sent the stock down by almost 10%). The Roche-Genentech transaction involved a cash payment of $46.8 billion which was partially financed with $30 billion in corporate bonds. Some activities will be re-located to simplify the structure of the two groups. Roche expects the transaction to be earnings accretive in the first year after closing.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

During the quarter, the announcement of two other sizable transactions in the sector also caught the attention of investors. The acquisition of Wyeth by Pfizer for $68 billion in January was followed by the proposed takeover of Schering-Plough by Merck for $41 billion. Merck’s offer did not come as a surprise as the revenues of Schering-Plough have deteriorated with the drop in sales of its two biggest products, Vytorin and Zetia for the treatment of high cholesterol. These two transactions re-opened the debate on the rationale of large mergers. The long term benefits for the pharmaceutical industry and for shareholders are questionable. The synergy between the two merged groups is not obvious and when organizations reach a certain size, there is no productivity benefit for research and development. Cost cutting programs and strategic reorganization put in place following a merger do not create a stimulating environment for the retention of talented people. Past transactions seem to demonstrate that large transactions do not solve underlying problems of declining revenue growth. Patent expiration will affect a dozen top selling drugs in the next five years with an estimated aggregate loss of more than $100 billion.

On the biotech front, Basilea experienced a setback mid-February when European authorities imposed a delay in the marketing of its antibiotic drug candidate, Zevtera. The market reacted quite strongly to the news and the stock fell almost 30% on the same day. Nonetheless, the stock recovered half of its loss in the following weeks on the prospect that a second antibiotic drug, Toctino, which had already been launched, would gain a large market share in Europe.

Financials

The sector was extremely volatile during the quarter. Implied volatility on shares of companies such as Credit Suisse and UBS reached a level as high as 120% annualized rate. The equities of the financial companies have been under extreme stress. Because the assets held on banks’ balance sheets are still at least 20 times the level of their own capital, and insurance portfolios’ long term investments in fixed income and stocks routinely represent five to six times their equity (especially in the life business), any large move in valuation of these assets has a strong negative impact on the solvency of these companies.

The beginning of the year was difficult in the insurance sector. Investors were uncomfortable with the absence of standardization in the computation of risk measures, such as the solvency ratio, and in the valuation of embedded value (a calculation which is supposed to give a more complete view of the value of the underlying business than a plain measure of net asset value). As an example, Zurich Financial, unlike French and German insurers, conservatively includes unrealized losses in its bond portfolio when it calculates its solvency ratio. Insurance companies hold a large portion of their corporate bonds in the financial sector, although a large percentage was in covered bonds (issued against a pool of

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

mortgage loans not securitized remaining on the balance sheet of the issuing bank), which typically carry lower credit risk. The earnings reporting season showed that the capital position of life insurers had improved surprisingly as the total level of unrealized losses on their investment portfolios was lower than expected. The widening of spreads was offset by the drop in government bond yields across the board. Although the economic models of the insurers had not improved (because a drop in risk free rates is offset by an increase in the present value of the companies’ liabilities), from an accounting and from a regulatory point of view, their equity looked much better and the fear of dilutive capital increases disappeared. From their bottom in early March, insurance companies (especially the ones trading at a discount to book value) staged an impressive rally, increasing between 50% and 90%. The insurance business (especially the life insurance business) remains under pressure because of the difficulties in matching liabilities with the lower yield on investments as competitive pressures continue to push some companies to offer their customers unrealistic return guarantees on their contracts.

Banks suffered from the same symptoms as insurance companies. Sentiment towards the sector also was negatively affected by the heated discussion around the subject of Swiss banking secrecy. Indications from CEOs (primarily Bank of America and JP Morgan) that 2009’s first quarter would show a profit after several quarters of devastating losses took short sellers by surprise. Client driven business in the investment banking departments of financial institutions was, once again, generating trading profits that could offset write-downs on legacy assets.

Private Equity

As of March 31, the Fund’s private equity investments represented 1.56% of its total assets and a total commitment equal to approximately 4.8% of its total assets. These included two interests in limited partnerships (one active in buy-outs and one in venture capital) and an investment in Synosia Therapeutics A.G.

Zurmont Madison Limited Partnership (“Zurmont Madison”), one of the Fund’s investments, currently has two portfolio holdings: Röder, active in the business of renting tents for official events, and SMB, a specialist in metallurgy. Zurmont Madison’s managers are continuing to work to identify qualified additions to its portfolio of mid-sized companies. The second limited partnership, Aravis Biotech II (“Aravis”) has made four venture investments since its inception in mid 2007.

The challenging environment raises a number of pertinent questions on the prospect for exits for venture-backed companies. The realization of profits in venture investments is traditionally through the listing of shares on a public market during an initial public offering window. In an unfavorable market, reverse mergers and mergers and acquisitions (“M&A”) offer attractive alternatives for achieving liquidity. In particular,

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

the biotech sector should benefit from M&A momentum as pharmaceutical companies look for innovative drugs to stimulate their pipeline. Private equity investors will find attractive terms on the secondary market to invest in companies that both are potential targets for an acquisition and that have shareholders with limited capacity to support the company until a natural exit or that are willing to reduce their investments.

Fund Performance and Investments Review

As a result of its 2008 performance, the Fund earned the Lipper award for best performance in the closed-end funds developed market universe for the last five years. The Fund was also the best performer in that universe for the three-year and second best for the one year period. The Fund outperformed the SPI by 6.5% in 2008 (in Swiss franc terms).

For the first quarter of 2009, the Fund’s performance lagged the market significantly. The Fund’s net asset value, while moving in line with the market early in the quarter, did not participate in the rally from the market lows reached in early March. By the end of the quarter, the Fund underperformed the market by 10%. This underperformance was due to the Fund’s lower exposure to the market in general (through its hedges and its cash position) and in particular to the industrial and financial sectors.

During the quarter, the market’s behavior was similar to the behavior of an option with volatility topping out at 50%. At the beginning of the quarter, credit spreads on U.S. investment grade bonds were forecasting on average a 20% cumulative default rate over five years and valuations collapsed on fears of insolvency.

The biggest trading challenge for the Fund was that the strong rebound of mid-March was preceded by a quasi-collapse of stock prices. A V-shaped market recovery took place. In retrospect, it appears that the rally was fueled by cash infusions into the market from investors who had been sitting on the sideline. Both pension funds and insurance companies had very low exposure to equities. Mutual fund and hedge fund redemptions took a breather. Portfolio managers were strongly underweighted in financial stocks. This backdrop provided a basis for a powerful rally as soon as the inflexion point (data deteriorating at a slower pace) in the economy could be seen (or guessed). Valuations were down when compared to recent history but earnings yields barely passed corporate bond yields and the credit market theoretically represented a better value than the stock market. The fact that hedge funds were positioned on the long side on credit and on the short side on equities helped the rally once it started.

The exceptional situation in March before the rally, with talks of the nationalization of banks (with negative implications for both equity and bond holders) highlighting the precarious situation of banks’ balance sheets led Management to maintain a higher percentage of the Fund’s assets in cash and to

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

increase hedging activity. This type of exposure is unusual for the Fund as Management responded to very difficult market conditions. In addition, the invested portfolio was geared towards defensive stocks, not because Management increased positions in that sector (healthcare, food, utilities) but because the rest of the portfolio had been hedged or partially divested, resulting in a portfolio beta of about 0.35. The rationale for this decision was mainly the binary nature of the risk in the shares of the financial companies. Based on the downside volatility of their assets, financial institutions were arguably undercapitalized, creating fears of dilutive capital increase. The market turnaround and the improvement in credit spreads de facto recapitalized these institutions. In addition, indicators, such as real estate prices, capital expenditure activity and unemployment, continued to deteriorate in the economies of Japan, the UK, Continental Europe and the United States.

What has made macro-economic forecasting difficult was that the current crisis was not the typical recession but was more a by-product of the global rebalancing of economic power away from the western world and back to India and China (in the middle of the 18th century, India and China represented more than 60% of global GDP). That is why the synchronized global slowdown did not last for long as the developing world suffered much less than expected and most of the pain was taking place elsewhere.

The transition to a more balanced world has been both positive and negative for developed markets. The main negative was the misallocation of the capital flow into the United States from emerging market economies that fueled the massive increase in credit usage by private households. Financial intermediaries that were the enablers of the credit bubble suffered the most, logically. Governments from developed countries could not allow the resulting dismantlement to happen naturally and rather brutally because of the heavy price that would be paid in terms of unemployment. Accordingly, they acted swiftly to cushion the blows created by the deflationary effects of the above-mentioned transition. All of that made the macro-economic situation during this phase of Indian and Chinese resurgence murky, as the risk of the systemic collapse of financial institutions has almost receded. Management is looking forward to operating in an environment where stock selection and bottom up strategy can again be sources of value creation.

The performance of the Fund also was affected by market dislocation in the sense that the number of counterparties willing to sell hedges has been drastically reduced. This led to an increase in the volatility of bid and asked spreads. As a result, the cost of hedges through put options was high. Management is seeking stockholder approval to permit the Fund to engage in a broader array of derivative transactions, including financial futures. A discussion about the proposed use of these derivatives transactions, and their related benefits and risks, is set forth in the Fund’s proxy materials that were mailed in early May to

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

stockholders of record as of April 13, 2009. A copy of these materials is publicly available on the Fund’s website.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Peer Group/Indices Performance Comparison in Swiss Francs[1]
	Total return YTD as of 3/31/09	Total return as of year ended December 31												Cumulative Performance 12/31/96- 3/31/09
		2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Swiss Helvetia Fund	-19.60%	-28.19%	-2.67%	20.56%	33.20%	7.75%	22.54%	-20.40%	-22.91%	14.06%	14.70%	15.57%	53.99%	70.23%

Swiss Performance Index (SPI)	-9.42%	-34.05%	-0.05%	20.67%	35.61%	6.89%	22.06%	-25.95%	-22.03%	11.91%	11.69%	15.36%	55.19%	64.70%

Swiss Market Index (SMI)	-10.97%	-34.77%	-3.43%	15.85%	33.21%	3.74%	18.51%	-27.84%	-21.11%	7.47%	5.71%	14.28%	58.93%	24.99%

iShares Switzlerland[2]	-12.24%	-31.59%	-0.97%	20.02%	32.45%	6.34%	19.14%	-26.23%	-23.12%	7.75%	12.22%	11.74%	47.79%	35.61%

CS EF Swiss Blue Chips[3,7]	-9.70%	-35.72%	-1.66%	18.78%	32.27%	2.75%	18.13%	-28.75%	-22.12%	10.97%	7.57%	14.21%	59.90%	31.67%

UBS (CH) Equity Fund[4,7]	-9.42%	-33.76%	-2.55%	18.98%	33.50%	5.00%	18.14%	-26.02%	-22.04%	7.42%	6.43%	12.75%	55.94%	33.56%

Pictet (CH) - Swiss Equities[5,7]	-8.08%	-36.50%	1.94%	19.37%	37.06%	7.05%	20.10%	-27.93%	-22.35%	7.34%	9.38%	11.05%	55.65%	42.14%

Saraswiss (Bank Sarasin)[6,7]	-10.85%	-34.87%	-2.86%	18.69%	33.05%	2.93%	19.64%	-28.51%	-24.45%	9.72%	7.10%	14.41%	53.57%	22.31%

Sources: Bloomberg, management companies' websites and Citi Fund Services, LLC.

1 Performance of funds is based on changes in each fund's NAV over a specified period. In each case total return is calculated assuming reinvestment of all distributions. Funds listed, other than iShares MSCI Switzerland, are not registered with the Securities and Exchange Commission. Performance and descriptive information about the funds are derived from their published investor reports and websites, which are subject to change.

2 Shares of iShares MSCI Switzerland are traded on the New York Stock Exchange and seeks to provide investment results that correspond to the performance of the Swiss market, as measured by the MSCI Switzerland index. These stocks represent Switzerland's largest and most established public companies, accounting for approximately 85% of the market capitalization of all Switzerland's publicly traded stocks. Performance of shares of iShares MSCI Switzerland is calculated based upon the closing prices of the period indicated using the Swiss franc/U.S. dollar exchange rate as of noon each such date, as reported by Bloomberg. Such exchange rates were as follows: 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 = 1.67, 12/31/02 = 1.39, 12/31/03 = 1.24, 12/31/04 = 1.14 12/31/05 = 1.32, 12/31/06 = 1.22, 12/31/07 = 1.13, 12/31/08 = 1.06, 3/31/09 = 1.137.

3 This fund gives investors access to the Swiss equity market. It has a broadly-diversified portfolio geared to the long-term value growth, with a preference to large cap stocks. Stock selection is based on criteria such as company valuation, business climate, market positioning and management quality.

4 This fund invests primarily in major Swiss companies. Quality criteria used for determining relative weightings of companies include: strategic orientation, strength of market position, quality of management, soundness of earnings, growth potential and potential for improving shareholder value. The investment objective seeks to provide results that are aligned with the SPI performance.

5 This fund invests in shares of companies listed in Switzerland and included in the SPI, mainly in blue chip stocks.

6 This fund invests in shares of Swiss companies. It weights individual sectors relative to the SPI on the basis of their expected relative performance. It focuses on liquid blue-chip stocks.

7 These funds are not available for U.S. residents or citizens.

Past performance is no guarantee of future results.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Indices Performance Comparison
Year to Date December 31, 2008 Through March 31, 2009
Performance in Swiss Francs

Swiss Performance Index (SPI)	-9.42%

Swiss Helvetia Fund
Based on Net Asset Value	-19.60%

Change In U.S. Dollar vs. Swiss Franc	6.83%

Performance in U.S. Dollars

Swiss Helvetia Fund Performance

Based on Net Asset Value	-24.72%

Based on Market Price	-28.48%

S & P 500 Index	-10.98%

MSCI EAFE Index	-13.94%

Lipper European Fund Index (10 Largest)	-14.42%

Lipper European Fund Universe Average	-13.34%

Source: Citi Fund Services, LLC

Outlook and Other Fund News

Management is hopeful that we have seen the end of the price earnings multiple contraction of the market that started in 2000. Massive stimulus programs and very expansionary monetary policy are starting to have an effect in countering the contraction of household and corporate spending. In addition, it is doubtful that the central banks will take the punch bowl away any time soon for fear of leading the global economy back into a recession. The low level of returns in almost every asset class, assuming deflation is leveling off, could push investors back into equities.

Financing has become somewhat easier over the last few months. If this trend continues and with plenty of mid and small sized companies trading at historically attractive levels in terms of free cash flow yield compared to the cost of financing, we might see M&A coming back strongly. Management expects that large corporations will buy earnings as it will be difficult to grow them organically and to defend margins. If corporate activity reaches the expected level, it will positively influence the valuation of private equity in both buy-out and venture.

At some point, however, the global economy will need to resume growth, and not only cease to deteriorate, but to justify valuations in the stock market. It remains to be seen if that can actually be the case. Consumer spending in the developed markets is not expected to resume any time soon. Government spending, which will be needed for a while, will put strains on public deficits and will almost insure higher tax rates for individuals and corporations. Banks could continue to recover, but at some point in the near future the regulators will require them to have a higher level of equity capital to conduct business. This will imply a lower return on equity but at the same time lower risk premiums asked by investors.

On April 30th, Rodolphe Hottinger resigned as the Fund’s President and Chief Executive Officer. On the same date, the Fund’s Board of Directors appointed Mr. Alexandre de Takacsy as President and

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (concluded)

Mr. Rudolf Millisits as Chief Executive Officer of the Fund. Management has great confidence in the team, given the long-term relationships Messrs. de Takacsy and Millists have with the Fund.

Sincerely,

Alexandre de Takacsy

President

Rudolf Millisits

Chief Executive Officer and Chief Financial Officer

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited)	March 31, 2009

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 75.24%

Biotechnology — 10.88%

124,655	Actelion, Ltd.[1]
	Registered Shares Biotechnology company that develops and markets synthetic small-molecule drugs against diseases related to the endothelium. (Cost $1,815,945)	$5,695,288	1.61%

488,370	Addex Pharmaceuticals, Ltd.[1,2]
	Registered Shares Bio-pharmaceutical company that discovers, develops, and markets therapeutic compounds for the treatment of addiction and other neuropsychiatric conditions. (Cost $21,438,554)	13,099,938	3.70%

10,000	Bachem Holding AG
	Registered Shares Manufactures ingredients for pharmaceuticals, generic drugs, and research supplies. (Cost $833,329)	545,271	0.15%

271,860	Basilea Pharmaceutica AG1,2
	Registered Shares Conducts research into the development of drugs for the treatment of infectious diseases and dermatological problems. (Cost $30,169,241)	16,975,560	4.80%

10,000	Santhera Pharmaceuticals[1]
	Registered Shares Drug discovery and development company. (Cost $948,284)	413,350	0.12%

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

133,200	Synosia Therapeutics Holding AG1,3,4,5
	Develops and intends to commercialize innovative products for unmet medical needs in psychiatry and neurology. (Cost $1,740,545)	$1,758,936	0.50%

		38,488,343	10.88%

Chemicals — 2.06%

46,577	Acino Holding AG
	Registered Shares Offers development, registration and manufacturing of generic and innovative pharmaceuticals using drug delivery technologies. (Cost $8,905,896)	6,267,342	1.77%

10,191	Lonza Group AG
	Registered Shares Produces organic fine chemicals, biocides, active ingredients and biotechnology products. (Cost $1,048,115)	1,008,300	0.29%

		7,275,642	2.06%

Construction & Materials — 3.04%

1,141	Belimo Holding AG
	Registered Shares World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $222,726)	772,675	0.22%

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2009

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Construction & Materials — (continued)

280,000	Holcim, Ltd.[2]
	Registered Shares Produces building materials. (Cost $10,553,781)	$9,992,876	2.82%

		10,765,551	3.04%

Food & Beverages — 20.97%

135	Lindt & Sprungli AG
	Registered Shares Major manufacturer of premium Swiss chocolates. (Cost $471,624)	2,196,473	0.62%

2,127,000	Nestle SA2
	Registered Shares Largest food and beverage processing company in the world. (Cost $31,732,669)	71,981,848	20.35%

		74,178,321	20.97%

Industrial Goods & Services — 2.61%

63,649	Adecco SA
	Registered Shares Supplies personnel and temporary help, and offers permanent placement services for professionals and specialists in a range of occupations. (Cost $1,990,859)	1,991,673	0.56%

6,440	Inficon Holding AG
	Registered Shares Manufactures and markets vacuum instruments used to monitor and control production processes. Manufactures on-site chemical detection and monitoring system. (Cost $581,617)	478,589	0.13%

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

116,000	Kuehne + Nagel International AG2 Registered Shares	$6,779,122	1.92%
	Transports freight worldwide. (Cost $6,845,099)

		9,249,384	2.61%

Pharmaceuticals — 24.95%

891,300	Novartis AG2 Registered Shares	33,769,143	9.55%
	One of the leading manufacturers of branded and generic pharmaceutical products. Manufactures nutrition products. (Cost $14,613,905)

396,600	Roche Holding AG2 Non-voting equity securities	54,482,142	15.40%
	Worldwide pharmaceutical company. (Cost $12,550,849)

		88,251,285	24.95%

Retailers — 1.43%

17,550	Galenica AG Registered Shares	5,074,150	1.43%
	Manufactures and distributes prescription and over-the-counter drugs, toiletries and hygiene products. (Cost $2,147,767)

		5,074,150	1.43%

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2009

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Technology — 1.90%

620,000	Temenos Group AG1,2 Registered Shares	$6,706,829	1.90%
	Registered Shares Provides integrated software for the banking sector. (Cost $6,274,525)

		6,706,829	1.90%

Utility Suppliers — 7.40%

35,023	Alpiq Holding, Ltd.[2]	11,296,500	3.20%
	Generates, transmits and distributes electricity throughout Europe. (Cost $16,949,030)

30,000	BKW FMB Energie AG Registered Shares	2,163,493	0.61%
	Produces electricity using nuclear, hydroelectric, solar, biomass and wind energy. (Cost $1,434,500)

16,095	Centralschweizerische Kraftwerke AG Registered Shares	5,378,919	1.52%
	Supplies electric power, operates and maintains distribution network facilities, constructs and installs equipment, and offers consulting services to its clients. (Cost $4,251,746)

1,500	Electrizitaets-Gesellschaft Laufenburg AG Bearer Shares	1,213,667	0.34%
	Operates nuclear and hydroelectric generating plants and sells excess power throughout Europe. (Cost $1,970,882)

No. of Shares	Security	Fair Value	Percent of Net Assets

Utility Suppliers — (continued)

5,000	Raetia Energie AG Participation Certificate	$1,187,283	0.34%
	Generates and distributes electric power from its own hydroelectric stations, as well as from outside nuclear power suppliers of electric power. (Cost $2,035,541)

3,110	Romande Energie Holding SA Registered Shares	4,923,267	1.39%
	Distributes electricity in the Canton of Vaud, provides repair and other electrical services to its customers. (Cost $7,533,642)

		26,163,129	7.40%

	Total Common Stocks (Cost $189,060,671)*	266,152,634	75.24%

Private Equity Funds — 1.06%

	Aravis Venture II - Limited Partnership (802,760 Euro)[1,3,4,5]	1,065,827	0.30%

	Zurmont Madison Private Equity, Limited Partnership (3,994,436 CHF)[1,3,4,5]	2,679,678	0.76%

	Total Private Equity Funds (Cost $4,893,108)	3,745,505	1.06%

Treasury Bill — 4.97%

20,000,000	Swiss T-Bill, (0.12), 6/11/09[2]	17,589,376	4.97%

	Total Treasury Bills (Cost $17,333,969)	17,589,376	4.97%

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2009

No. of Shares/ Units	Security	Fair Value	Percent of Net Assets
Call Warrant — 0.30%

8,000,000	SMIM Call Expires 09/18/09 at 950.00 CHF	$1,055,363	0.30%

	Total Call Warrants (Cost $1,779,755)	1,055,363	0.30%
Put Warrants — 2.86%

1,500,000	ABB Expires 06/19/09 at 12.50 CHF	654,721	0.19%

525,000	ABB Expires 06/19/09 at 12.50 CHF	229,152	0.07%

2,800,000	Adecco Expires 07/17/09 at 32.00 CHF	591,003	0.17%

5,900,000	Cie Fin R Expires 06/19/09 at 16.00 CHF	719,177	0.20%

9,500,000	Novartis Expires 09/18/09 at 39.00 CHF	1,074,447	0.30%

10,000,000	SMI Expires 06/19/09 at 4,800.00 CHF	1,617,343	0.46%

13,000,000	SMI Expires 06/19/09 at 4,100.00 CHF	738,578	0.21%

6,900,000	SMI Expires 09/18/09 at 4,600.00 CHF	1,345,957	0.38%

12,850,000	SMI Expires 12/15/09 at 4,200.00 CHF	2,203,729	0.62%

5,400,000	Societe Generale de Surveillance Expires 06/19/09 at 1,000.00 CHF	292,546	0.08%

12,950,000	Swiss Life Expires 06/19/09 at 48.00 CHF	641,207	0.18%

	Total Put Warrants (Cost $21,189,187)	10,107,860	2.86%

	Total Investments (Cost $234,256,690)*	298,650,738	84.43%

	Other Assets less Other Liabilities, net	55,086,221	15.57%

	Net Assets	$353,736,959	100.0%

[1]	Non-income producing security.
[2]	One of the ten largest portfolio holdings.
[3]	Security priced at Fair Value as determined by the Board’s Pricing Committee. At the end of the period, the value of these securities amounted to $5,504,441 or 1.56% of the Fund’s net assets.
[4]

Restricted security not registered under the Securities Act of 1933, as amended, other than Rule 144A securities. At the end of the period, the value of these securities amounted to $5,504,441 or 1.56% of the Fund’s net assets. Additional information on the restricted securities is as follows:

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2009

Securlty	Acquisition Date	Acquisition Cost
Aravis Venture II, LP	July 31, 2007	$205,328
Aravis Venture II, LP	February 21, 2008	399,343
Aravis Venture II, LP	August 4, 2008	81,013
Aravis Venture II, LP	February 16, 2009	427,125
Zurmont Madrson Private Equity, LP	September 13, 2007	121,692
Zurmont Madison Prlvate Equity, LP	December 17, 2007	109,210
Zurmont Madson Private Equity, LP	February 28, 2008	3,225,332
Zurmont Madison Private Equity, LP	April 14, 2008	169,431
Zurmont Madson Private Equity, LP	June 26, 2008	154,642
Synosia Therapeutics Holdings AG	October 17, 2008	882,067

		$5,775,183

[5]	Investment made through a private equity transaction.
*	Cost for Federal income tax purposes is $235,157,744 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$112,083,539
Gross Unrealized Depreciation	(48,590,545)

Net Unrealized Appreciation	$63,492,994

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (concluded)	March 31, 2009

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”.) This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—	quoted prices in active markets for identical assets
Level 2—	other significant observable inputs (including quoted prices of similar securities, interest rates, prepayments speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2009:

Valuation Inputs	Investments In Securities
Level 1—Quoted Prices	$281,983,074
Level 2—Other Significant Observable Inputs	11,163,223
Level 3—Significant Unobservable	5,504,441

Total Investments	$298,650,738

The following is a reconciliation of Level 3 assets (at either the beginning or the ending of the period) for which significant unobservable inputs were used to determine fair value.

Investments In Securities
Balance as of 12/31/2008	$4,458,216
Change in Unrealized Appreciation / (Depreciation)	(239,379)
Net Purchase / (Sales)	1,285,604

Balance as of 3/31/2009	$5,504,441

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market price increases to a level above the net asset val-

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

ue, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?

Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust

Company

PO Box 922

Wall Street Station

New York, NY 10269-0560

Through the Internet:

www.amstock.com

Through AST’s automated voice response System:

1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

A Swiss Investments Fund

THE SWISS HELVETIA FUND, INC.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas

Suite 400

New York, New York 10020

1-888-SWISS-00

(212) 332-2760

www.swz.com

THE SWISS

HELVETIA

FUND, INC.

www.swz.com

Quarterly Report

For the

Period Ended

March 31, 2009